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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 1999

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                        IDEC PHARMACEUTICALS CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
           DELAWARE                         0-19311                       33-0112644
 (STATE OR OTHER JURISDICTION             (COMMISSION                    (IRS EMPLOYER
       OF INCORPORATION)                 FILE NUMBER)                 IDENTIFICATION NO.)
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
 11011 TORREYANA ROAD, SAN DIEGO, CALIFORNIA                       92121
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 550-8500

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ITEM 5. OTHER EVENTS

     On February 2, 1999, IDEC Pharmaceuticals Corporation (the "Company") issued a press release reporting its financial results for the fourth quarter ended December 31, 1998.

     On February 2, 1999, the Company issued a press release announcing an offering of certain debt securities.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     A copy of the Company's press release reporting its financial results for the fourth quarter ended December 31, 1998 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     A copy of the Company's press release announcing its offering of certain debt securities is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IDEC PHARMACEUTICALS CORPORATION

Dated: February 2, 1999                   By:   /s/ PHILLIP M. SCHNEIDER
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                                                    Phillip M. Schneider
                                             Vice President and Chief Financial
                                                           Officer

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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER                       DESCRIPTION OF DOCUMENT
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
 99.1 Press Release of the Company, dated February 2, 1999, reporting the Company's financial results for the fourth quarter ended December 31, 1998.
 99.2 Press Release of the Company, dated February 2, 1999, announcing the Company's offering of certain debt securities.
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